Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of General Steel Holdings, Inc. (the "Company"), on Form 10-K for the period ended December 31, 2007 as filed with the Securities and Exchange Commission ("SEC") on the date hereof (the "Report"), the undersigned officer of the Company certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

i. the Report fully complies with the requirements of Section 13(a)or 15(d) of the Securities Exchange Act of 1934; and

ii. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and will be furnished to the SEC or its staff upon request.

Date: March 31, 2008

	By:	/s/ Zuosheng Yu
Zuosheng Yu Title: Chief Executive Officer and Chairman